Blackstone Strategic Credit 2027 Term Fund

Portfolio of Investments

September 30, 2024 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 118.03%
Aerospace & Defense - 4.62%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$4,212,687	$3,274,206
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	856,819	665,941
Dynasty Acquisition Co Inc., First Lien Term Loan, 3M SOFR + 3.50%, 08/24/2028	517,752	518,738
KBR, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 01/17/2031	293,275	293,490
Nordam Group LLC, First Lien Initial Term Loan, 1M SOFR + 5.50%, 04/09/2026	4,548,000	4,513,890
Novaria Holdings, LLC, First Lien Term Loan, 3M SOFR + 4.25%, 06/06/2031	1,750,000	1,753,640
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	7,143,777	6,890,030
Standard Aero, Ltd., First Lien Term Loan, 1M SOFR + 3.50%, 08/24/2028	199,632	200,012
TransDigm, Inc., First Lien Term Loan:
3M SOFR + 2.75%, 03/22/2030	289,191	289,475
3M SOFR + 2.50%, 02/28/2031	2,843,348	2,835,472
6M SOFR + 2.50%, 01/19/2032	2,362,500	2,355,850
Vertex Aerospace Corp., First Lien Term Loan, 1M SOFR + 2.75%, 12/06/2030	1,759,725	1,760,824
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 04/21/2031	1,264,761	1,271,085
		26,622,653

Air Freight & Logistics - 2.40%
ASP LS Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.50%, 0.75% Floor, 05/07/2028	3,939,886	2,506,260
Clue Opco LLC, First Lien Term Loan, 3M SOFR + 4.50%, 12/19/2030	3,483,333	3,464,611
Rinchem Company, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 03/02/2029	4,308,230	3,657,774
Savage Enterprises LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/15/2028	1,891,278	1,899,382
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor,07/26/2028	2,309,610	2,323,444
		13,851,471

Automobile Components - 1.85%
Belron Finance US LLC, First Lien Term Loan, 3M SOFR + 2.25%, 0.50% Floor, 04/18/2029	1,060,242	1,061,345
Clarios Glob LP, First Lien Term Loan, 1M SOFR + 2.50%, 05/06/2030	2,340,177	2,344,085
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	1,447,402	1,434,737
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%,03/30/2027	1,547,551	1,533,770
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/29/2029	4,341,134	4,275,345
		10,649,282

Biotechnology - 0.27%
Grifols Worldwide Operations, First Lien Term Loan, 3M SOFR + 2.00%, 11/15/2027	1,580,046	1,538,570

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 3M SOFR + 3.00%, 07/01/2031	1,132,635	1,137,591

Building Products - 2.69%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	4,441,449	4,362,569
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	2,604,153	2,494,010
MI Windows and Doors, LLC, First Lien Term Loan 03/28/2031	2,713,922	$2,722,023
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.50%, 03/28/2031	6,849	6,869
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	2,990,925	2,958,115
Resideo Funding Inc, First Lien Term Loan, 3M SOFR + 2.00%, 06/13/2031	485,300	486,513
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030(b)	2,556,993	2,480,284
		15,510,383

Capital Markets - 5.81%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 6M SOFR + 3.75%, 0.50% Floor,07/27/2028	4,786,578	4,798,545
AssetMark 6/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 09/05/2031	1,953,165	1,932,716

	Principal Amount	Value
Capital Markets (continued)
Cetera Financial 5/24 TLB 1L, First Lien Term Loan, 1M SOFR + 4.00%, 08/09/2030	$5,655,903	$5,548,271
Citadel Securities LP, First Lien Term Loan, 1M SOFR + 2.25%, 07/29/2030	1,225,052	1,225,677
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	5,642,927	5,679,973
Focus Financial Partners, LLC, First Lien Term Loan:
1M SOFR + 3.25%, 09/11/2031	5,359,913	5,350,050
6M SOFR + 3.25%, 09/11/2031	575,668	574,609
June Purchaser, LLC, First Lien Term Loan, 6M SOFR + 3.75%, 09/11/2031	2,113,412	2,106,807
June Purchaser/Janney Montgomery 9/24 Delayed TL 1, First Lien Term Loan, 6M SOFR + 3.75%, 09/11/2031	352,235	351,135
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2031	1,727,890	1,734,905
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 1M SOFR + 4.00%, 08/17/2028	4,225,085	4,184,799
		33,487,487

Chemicals - 1.88%
CI Maroon Holdings LLC, First Lien Term Loan, 3M SOFR + 4.00%, 03/01/2031	1,044,000	1,049,659
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	2,552,681	2,545,227
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/12/2031	4,245,123	4,224,895
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	2,999,693	3,010,942
		10,830,723

Commercial Services & Supplies - 4.81%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030	2,325,197	2,333,917
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	5,970,552	5,919,056
Amex GBT 7/24 Cov-Lite, First Lien Term Loan, 6M US L + 0.00%, 07/25/2031	2,758,924	2,756,621
Aramark 3/24 B8 TL 1L, First Lien Term Loan, 1M SOFR + 2.00%, 06/22/2030	117,710	118,166
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/01/2030	783,393	787,804
Equiniti Group PLC, First Lien Term Loan, 6M SOFR + 4.50%, 12/11/2028(b)	2,068,194	2,083,705
GFL Environmental, Inc., First Lien Term Loan, 3M US L + 2.00%, 0.50% Floor, 07/03/2031	525,000	525,094
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	218,373	218,509
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	4,039,135	4,041,660
Prime Sec Services Borrower LLC, TL, First Lien Term Loan, 3M US L + 2.25%, 10/13/2030	3,714,390	3,714,390
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan, 6M SOFR + 3.50%, 05/03/2028	846,655	851,590
TRC Companies, First Lien Term Loan, 1M SOFR + 3.75%, 12/08/2028	2,103,036	2,104,687
Vortex Opco, LLC First-Out TL 1L, First Lien Term Loan, 3M SOFR + 6.25%, 04/30/2030(c)	566,867	591,047
Vortex Opco, LLC Second-Out TL 1L, First Lien Term Loan, 3M SOFR + 4.25%, 12/17/2028(c)	2,276,849	1,645,023
		27,691,269

Communications Equipment - 0.02%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	2,330,432	139,826

Construction & Engineering - 1.84%
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 6M SOFR + 2.75%, 07/30/2031	2,708,147	2,703,069
Arcosa 8/24 TL 1L, First Lien Term Loan, 6M SOFR + 2.75%, 08/12/2031	487,859	487,859
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 05/17/2028	4,477,832	4,501,632
Groundworks LLC, First Lien Term Loan:
1M SOFR + 3.50%, 03/14/2031	1,461,750	1,453,981
6M SOFR + 4.00%, 03/14/2031(d)	43,153	42,924
TenCate 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 02/21/2031	1,392,831	1,393,046
		10,582,511

Construction Materials - 0.13%
Tamko Building Products LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/20/2030	733,993	736,746

Consumer Finance - 0.28%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	1,626,572	1,620,903

Containers & Packaging - 1.87%
Altium Packaging LLC, First Lien Term Loan, 1M SOFR + 2.50%, 06/11/2031	421,875	420,031

	Principal Amount	Value
Containers & Packaging (continued)
Anchor Packaging LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2029	$1,323,000	$1,329,311
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/07/2031	1,845,887	1,846,634
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	1,911,948	1,917,206
Supplyone 3/24, First Lien Term Loan, 3M SOFR + 4.50%, 04/19/2031	2,474,783	2,485,102
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	305,405	299,966
Trident TPI Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 09/15/2028	2,447,845	2,454,553
		10,752,803

Distributors - 1.72%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M SOFR + 5.25%, 07/25/2029	4,248,330	4,026,419
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	4,423,809	4,411,179
S&S Holdings LLC, First Lien Term Loan, 6M SOFR + 5.00%, 10/31/2031	1,500,313	1,482,504
		9,920,102

Diversified Consumer Services - 2.37%
Cengage Learning, Inc., First Lien Term Loan, 6M SOFR + 4.25%, 1.00% Floor, 03/24/2031	2,277,487	2,285,174
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M SOFR + 3.75%, 02/26/2031	959,814	966,893
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	3,241,875	3,244,128
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	1,353,511	13,535
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 03/12/2029	2,864,805	2,873,485
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M SOFR + 2.75%, 0.50% Floor, 02/10/2029	2,947,303	2,942,234
TruGreen LP, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,399,644	1,356,955
		13,682,404

Diversified REITs - 0.38%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	1,324,465	1,318,670
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.75%, 06/30/2031	841,151	841,677
		2,160,347

Diversified Telecommunication Services - 3.59%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M SOFR + 2.25%, 01/31/2028	2,573,075	2,547,164
Level 3 Financing Inc., First Lien Term Loan:
1M SOFR + 6.56%, 04/15/2029	1,259,453	1,287,948
1M SOFR + 6.56%, 04/15/2030	1,268,693	1,294,181
Lorca Finco PLC, First Lien Term Loan, 3M SOFR + 3.50%, 03/25/2031	1,044,750	1,048,448
Lumen Technologies Inc, First Lien Term Loan, 1M SOFR + 2.25%, 04/15/2029	13,926	12,259
Lumen Technologies, Inc., First Lien Term Loan:
1M SOFR + 6.00%, 06/01/2028	119,117	115,067
1M SOFR + 5.32%, 04/15/2030	14,238	12,379
Radiate Holdco, LLC,, First Lien Term Loan, 3M US L + 3.25%, 09/25/2026	3,929,471	3,381,801
Telenet Financing USD LLC, First Lien Term Loan, 1M SOFR + 2.00%, 04/30/2028	3,116,588	3,010,437
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M SOFR + 2.25%, 04/30/2028	4,447,467	4,402,593
Zacapa S.A.R.L., First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	3,559,054	3,570,460
		20,682,737

Electric Utilities - 2.41%
Alpha Generation LLC, First Lien Term Loan, 6M SOFR + 3.25%, 09/19/2031	3,173,611	3,178,149
Lightning Power 8/24 TLB, First Lien Term Loan, 6M SOFR + 3.25%, 08/18/2031	5,819,085	5,837,677
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 2.00%, 04/16/2031	2,607,383	2,614,879
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M SOFR + 2.00%, 12/20/2030	2,253,416	2,256,120
		13,886,825

Electrical Equipment - 0.30%
WEC US Holdings Ltd., First Lien Term Loan, 1M SOFR + 2.75%, 01/27/2031	1,715,024	1,716,584

Electronic Equipment, Instruments & Components - 2.04%
Celestica 5/24 TLB 1L, First Lien Term Loan, 1M SOFR + 1.75%, 06/20/2031(b)	638,514	639,312
Coherent Corp., First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 07/02/2029	4,418,085	4,424,977

	Principal Amount	Value
Electronic Equipment, Instruments & Components (continued)
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.75%, 0.75% Floor, 03/30/2029	$1,885,714	$1,778,464
Discovery Energy Corp., First Lien Term Loan, 3M SOFR + 4.75%, 05/01/2031	2,219,467	2,243,048
Mirion Technologies US, Inc., First Lien Term Loan, 3M SOFR + 2.25%, 0.50% Floor, 10/20/2028	2,690,471	2,690,054
		11,775,855

Energy Equipment & Services - 0.36%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.50%, 03/26/2031	2,045,815	2,052,208

Entertainment - 0.96%
CE Intermediate I LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 11/10/2028	2,493,711	2,500,731
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	3,011,018	3,022,310
		5,523,041

Financial Services - 1.41%
Envestnet, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 09/19/2031	2,450,226	2,442,311
Mitchell International, First Lien Term Loan, 1M SOFR + 3.25%, 06/17/2031	3,936,249	3,883,287
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 02/07/2031	1,785,756	1,791,114
		8,116,712

Food Products - 0.77%
Froneri US, Inc., First Lien Term Loan, 6M SOFR + 2.50%, 09/17/2031	1,842,051	1,837,565
Saratoga Food Specialties LLC, First Lien Term Loan, 3M SOFR + 3.75%, 03/07/2029	836,658	841,364
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M SOFR + 4.00%,1.00% Floor, 12/18/2026	1,746,919	1,756,746
		4,435,675

Ground Transportation - 0.80%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 2.00%, 04/10/2031	4,619,107	4,612,663

Health Care Equipment & Supplies - 0.98%
Auris Luxembourg III SARL, First Lien Term Loan 02/28/2029	5,622,109	5,630,908
Siemens/SivantosWS Audiology, First Lien Term Loan, 3M SOFR + 9.56%, 02/28/2029	14,055	14,077
		5,644,985

Health Care Providers & Services - 7.72%
CHG Healthcare Services, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 09/29/2028	531,090	532,527
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 9.71% PIK, 10/31/2028(e)	5,038,298	5,017,439
Heartland Dental LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.75% Floor, 04/28/2028	3,213,961	3,164,080
IVI America LLC aka IVIRMA, First Lien Term Loan, 3M SOFR + 4.50%, 04/09/2031	1,450,000	1,461,781
MED ParentCo, LP, First Lien Term Loan, 1M SOFR + 4.00%, 04/15/2031	1,667,883	1,672,411
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 3.25%, 11/01/2028	3,574,946	2,742,877
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	4,428,435	4,010,878
NAPA Management Services Corp., First Lien Term Loan, 1M SOFR + 5.25%, 0.75% Floor, 02/23/2029	3,503,572	3,309,421
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,338,056	4,339,400
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 05/06/2031	2,537,854	2,556,101
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M SOFR + 3.75%, 03/31/2027	4,390,131	3,717,893
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 12/29/2028	3,362,758	3,277,513
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 5.00%, 01/31/2029	4,773,272	4,689,764
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 10/01/2028	4,042,852	3,967,311
		44,459,396

Health Care Technology - 1.76%
Cotiviti Inc., First Lien Term Loan, 3M US L + 7.63%, 05/01/2031	6,388,733	6,427,321

	Principal Amount	Value
Health Care Technology (continued)
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	$2,798,195	$2,670,527
Vizient 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.00%, 08/01/2031	622,990	624,859
Waystar Technologies, Inc., First Lien Term Loan, 6M SOFR + 3.00%, 10/22/2029	434,142	434,959
		10,157,666

Hotels, Restaurants & Leisure - 6.01%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	2,587,344	2,565,636
Bally's Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	4,467,379	4,264,962
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 02/06/2030	3,906,630	3,914,248
1M SOFR + 2.75%, 0.50% Floor, 02/06/2031	2,806,155	2,810,322
Entain plc, First Lien Term Loan, 6M SOFR + 2.75%, 10/31/2029	3,789,303	3,794,817
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	4,892,038	4,884,064
Flutter Financing B.V., First Lien Term Loan, 3M SOFR + 2.25%, 11/30/2030	4,866,487	4,877,777
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	2,493,557	2,479,531
LC Ahab US Bidco LLC, First Lien Term Loan, 1M SOFR + 3.50%, 05/01/2031	1,004,582	1,010,237
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	1,667,201	1,660,949
Raising Cane's Restaurants, L.L.C., First Lien Term Loan, 6M SOFR + 2.50%, 09/18/2031	731,271	732,415
Tacala Investment Corp., First Lien Term Loan 01/31/2031	1,597,764	1,602,158
		34,597,116

Household Durables - 0.84%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	5,742,109	4,827,477

Independent Power and Renewable Electricity Producers - 0.70%
Calpine Corp., First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	4,055,179	4,047,028

Industrial Conglomerates - 0.32%
Madison Safety & Flow LLC, First Lien Term Loan, 6M SOFR + 3.75%, 09/19/2031	1,870,000	1,871,758

Insurance - 2.79%
Alliant Holdings Intermediate LLC, First Lien Term Loan, 6M SOFR + 3.25%, 09/12/2031	2,700,000	2,687,931
AssuredPartners, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2031	937,756	937,920
BroadStreet Partners Inc, First Lien Term Loan, 1M SOFR + 3.25%, 06/13/2031	2,294,250	2,287,746
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	4,172,765	4,179,107
Hyperion Refinance Sarl, First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 02/15/2031	1,383,179	1,385,772
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/12/2031	384,994	385,475
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	1,436,939	1,463,882
USI Inc/NY aka Compass Investors TLB, First Lien Term Loan, 3M SOFR + 2.75%, 09/27/2030	2,755,391	2,750,225
		16,078,058

Interactive Media & Services - 1.01%
Foundational Education Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 08/31/2028	106,467	103,140
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	1,848,880	1,855,813
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 6M SOFR + 5.50%, 07/16/2032	1,978,030	1,984,617
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 6M SOFR + 3.25%, 07/08/2031	1,883,700	1,883,107
		5,826,677

IT Services - 5.14%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 5.00%, 0.50% Floor, 08/18/2028	2,667,465	2,682,230
Ahead 7/24 TLB3 1L, First Lien Term Loan, 6M SOFR + 3.50%, 02/01/2031	1,388,520	1,392,151
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/20/2029	196,611	182,433
Chrysaor Bidco Sarl DDTL 1L, First Lien Term Loan, 6M SOFR + 4.00%, 05/14/2031	24	24
Chrysaor Bidco Sarl TLB 1L, First Lien Term Loan, 6M SOFR + 4.00%, 07/17/2031	318	319
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	5,863,456	5,092,851
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	1,513,500	1,511,351
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 02/10/2028	4,952,715	4,391,547

	Principal Amount	Value
IT Services (continued)
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 06/27/2031	$4,969,000	$4,965,894
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M SOFR + 4.00%, 05/12/2028	5,107,727	5,106,144
Synechron Inc, First Lien Term Loan, 6M SOFR + 3.75%, 09/26/2031(b)	3,150,000	3,126,375
World Wide Technology 3/24, First Lien Term Loan, 1M SOFR + 2.75%, 03/01/2030(b)	1,136,928	1,141,191
		29,592,510

Leisure Products - 0.08%
Amer Sports Co, First Lien Term Loan, 3M SOFR + 3.25%, 02/17/2031	437,319	438,959

Life Sciences Tools & Services - 1.66%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 02/22/2028	4,446,871	4,448,961
Curia Global, Inc., First Lien 2021 Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,800,959	1,719,493
IQVIA INC., First Lien Term Loan, 3M SOFR + 2.00%, 01/02/2031	535,769	538,670
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 04/21/2027	2,897,300	2,882,814
Phoenix Newco, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 11/15/2028	1,668	1,670
		9,591,608

Machinery - 4.49%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/13/2028	743,714	553,138
Bettcher Industries, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 12/14/2028	2,412,526	2,404,480
Crosby US Acquisition Corp., First Lien Term Loan, 1M SOFR + 3.50%, 08/16/2029	1,129,413	1,132,942
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	2,152,955	2,008,169
INNIO Group Hldg GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 11/02/2028	520,600	523,421
LSF11 Trinity Bidco Inc, First Lien Term Loan, 1M SOFR + 3.50%, 06/14/2030(b)	1,456,460	1,460,101
Pro Mach Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 08/31/2028	6,091,813	6,118,891
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	4,375,700	4,014,727
TK Elevator Midco GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 04/30/2030	3,287,391	3,297,664
Victory Buyer LLC, First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 11/19/2028	4,502,705	4,353,553
		25,867,086

Media - 1.16%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan, 6M SOFR + 2.75%, 12/21/2028	703,795	705,336
American Greetings Corp., First Lien Term Loan, 1M SOFR + 5.75%, 10/30/2029	2,735,533	2,760,755
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	1,118,006	1,090,336
Cogeco Financing 2 LP, First Lien Term Loan, 3M SOFR + 2.50%, 0.50% Floor, 09/01/2028	632,646	622,561
McGraw-Hill 8/24 Cov-Lite TLB 1L, First Lien Term Loan, 6M SOFR + 4.25%, 08/06/2031	1,471,556	1,478,914
		6,657,902

Metals & Mining - 0.17%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/18/2030	1,003,564	1,004,066

Mortgage Real Estate Investment - 0.32%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M SOFR + 2.25%, 04/23/2026	942,680	930,115
1M SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	942,944	938,229
		1,868,344

Oil, Gas & Consumable Fuels - 1.14%
Buckeye Partners LP, First Lien Term Loan, 3M SOFR + 2.00%, 11/22/2030	1,190,446	1,190,523
Freeport LNG, First Lien Term Loan, 3M SOFR + 3.50%, 12/21/2028	3,178,527	3,154,291
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.50%, 10/04/2030	1,045,671	1,049,153
Whitewater Whistler Holdings LLC, First Lien Term Loan, 3M SOFR + 2.25%, 02/15/2030	1,168,178	1,167,447
		6,561,414

Passenger Airlines - 1.17%
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	902,497	899,257
American Airlines, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 02/15/2028	3,595,461	3,592,639

	Principal Amount	Value
Passenger Airlines (continued)
Jetblue 8/24 TLB 1L, First Lien Term Loan, 6M SOFR + 5.50%, 08/27/2029	$2,303,700	$2,261,220
		6,753,116

Pharmaceuticals - 0.92%
Elanco Animal Health, Inc., First Lien B Term Loan, 3M SOFR + 1.75%, 08/01/2027	1,753,046	1,750,986
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	3,823,033	3,574,536
		5,325,522

Professional Services - 9.75%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	4,295,010	4,203,741
Ankura Consulting Group LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 03/17/2028	961,490	965,702
CoreLogic, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	965,798	958,642
CoreLogic, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,747,343
DTI Holdco, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 04/26/2029	2,326,976	2,339,029
Dun & Bradstreet Corp., First Lien Term Loan, 1M SOFR + 2.75%, 01/18/2029	3,021,203	3,022,049
EAB Global, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 08/16/2028	3,192,142	3,184,561
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	3,086,210	3,100,561
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	3,014,010	3,025,328
First Advantage Holdings, LLC, First Lien Term Loan, 6M US L + 0.00%, 09/19/2031(b)	3,842,045	3,830,039
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M SOFR + 4.75%, 04/29/2029	4,973,558	4,185,573
HireRight Holdings Corp., First Lien Term Loan, 1M SOFR + 4.00%, 09/27/2030	2,314,470	2,302,898
Isolved, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/15/2030	1,031,303	1,036,634
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	1,399,819	1,140,853
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	1,755,563	1,755,562
Neptune Bidco US, Inc., First Lien Term Loan:
3M SOFR + 4.75%, 10/11/2028	1,515,878	1,421,514
3M SOFR + 5.00%, 0.50% Floor, 04/11/2029	1,935,097	1,821,758
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 6M SOFR + 3.50%, 08/30/2031	2,167,081	2,172,498
Rockwood Service 7/24, First Lien Term Loan, 1M SOFR + 3.50%, 07/30/2031	652,666	656,442
Ryan LLC., First Lien Term Loan, 1M SOFR + 3.50%, 11/14/2030	2,047,286	2,027,663
Trans Union LLC, First Lien Term Loan, 1M SOFR + 2.00%, 12/01/2028	947,439	948,031
TTF Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2031	3,684,907	3,694,119
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	4,581,494	4,508,488
Veritext 3/24, First Lien Term Loan, 1M SOFR + 3.50%, 08/09/2030	2,111,425	2,120,441
		56,169,469

Real Estate Management & Development - 0.67%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M SOFR + 3.00%, 01/31/2030(b)	3,113,640	3,117,532
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, L + 8.07%, 01/31/2030	734,178	735,555
		3,853,087

Semiconductors & Semiconductor Equipment - 0.05%
MKS Instruments, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.50% Floor, 08/17/2029	269,825	270,263

Software - 16.21%
BEP Intermediate/Buyers Edge 4/24 TLB, First Lien Term Loan, 1M SOFR + 3.75%, 04/25/2031(b)	1,091,416	1,096,873
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 6M SOFR + 6.00%, 07/30/2032	4,012,587	3,955,749
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.50%, 01/31/2031	2,543,100	2,547,335
Boxer Parent Co., Inc., First Lien Term Loan, 6M SOFR + 4.00%, 07/30/2031	5,799,943	5,795,332
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	5,079,721	5,033,165
Cloud Software Group Inc aka Balboa/Citrix TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 03/30/2029	4,839,919	4,825,786
Cloud Software Group Inc, First Lien Term Loan, 3M SOFR + 4.50%, 03/21/2031	455,284	457,053
Cloudera, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,721,228	4,609,098
Conga Corp., First Lien Term Loan, 6M SOFR + 3.50%, 0.75% Floor, 05/08/2028	895,491	899,856
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	2,742,949	2,744,320
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,413,046	5,084,880

	Principal Amount	Value
Software (continued)
Epicor Software Corp, First Lien Term Loan:
1M SOFR + 3.25%, 05/30/2031(d)	$108,832	$109,042
3M US L + 0.00%, 05/30/2031	14,466	14,494
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	4,565,519	4,400,019
Flexera Software LLC, First Lien Term Loan, 1M SOFR + 3.50%, 03/03/2028	1,218,537	1,220,615
Genesys Cloud Services Holdings I, LLC, First Lien Term Loan 12/01/2027	642,585	644,619
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/19/2026	3,639,544	3,480,314
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	4,062,579	3,988,315
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 6M SOFR + 5.25%, 11/29/2030	2,097,928	2,114,543
Instructure Holdings, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 09/11/2031	4,118,064	4,091,029
Instructure Holdings, INC., First Lien Term Loan, 3M SOFR + 2.75%, 10/30/2028	2,328	2,332
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/01/2027	783,039	656,774
Ivanti Software, Inc., Second Lien Term Loan, 3M SOFR + 7.25%, 12/01/2028	1,571,642	1,016,326
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 6M US L + 0.00%, 07/27/2028(c)	2,157,339	2,050,594
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	1,639,578	1,149,344
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	517,761	156,623
McAfee 8/24, First Lien Term Loan, 3M SOFR + 6.25%, 07/27/2028	760,607	775,819
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	3,117,124	2,786,912
Modena Buyer LLC, First Lien Term Loan, 3M SOFR + 4.25%, 07/01/2031	3,147,513	3,020,637
Perforce Software, Inc., First Lien New Term Loan, 1M SOFR + 3.75%, 07/01/2026	844,137	842,145
Planview Parent Inc, First Lien Term Loan, 3M SOFR + 3.75%, 12/17/2027	2,011,446	2,015,237
Project Alpha Intermediate Holding Inc, First Lien Term Loan, 3M SOFR + 3.75%, 10/28/2030	3,441,521	3,453,051
Project Leopard Holdings, Inc., First Lien Term Loan, 3M US L + 5.25%, 0.50% Floor, 07/20/2029	3,147,540	2,837,051
Proofpoint Inc, First Lien Term Loan, 3M SOFR + 3.00%, 08/31/2028	1,832	1,833
Quartz Acquireco LLC, First Lien Term Loan, 3M SOFR + 2.75%, 06/28/2030	1,749,250	1,752,539
Rocket Software, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 11/28/2028	3,310,114	3,317,479
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	2,725,479	2,728,491
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	5,175,613	5,052,719
Webpros Luxembourg Sarl, First Lien Term Loan, 3M SOFR + 4.00%, 03/28/2031	867,052	871,387
Xplor T1, LLC, First Lien Term Loan, 3M SOFR + 9.60%, 06/24/2031(b)	1,764,000	1,772,820
		93,372,550

Specialty Retail - 1.73%
APRO LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/09/2031	1,778,226	1,786,566
EG America LLC, First Lien Term Loan, 3M SOFR + 5.50%, 0.50% Floor, 02/07/2028	1,391,593	1,392,755
HomeServe USA Corp., First Lien Term Loan, 1M SOFR + 2.50%, 10/21/2030	1,031,581	1,030,936
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 5.50%, 07/15/2031	2,619,313	2,625,861
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	3,100,094	3,102,667
		9,938,785

Technology Hardware, Storage & Peripherals - 0.91%
Dragon Buyer, Inc., First Lien Term Loan, 6M US L + 0.00%, 09/24/2031	738,103	735,519
Xerox 11/23, First Lien Term Loan, 3M SOFR + 4.00%, 11/17/2029	4,517,338	4,508,869
		5,244,388

Textiles, Apparel & Luxury Goods - 0.58%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M SOFR + 5.50%, 12/19/2025	3,331,047	3,349,784

Trading Companies & Distributors - 3.02%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 2.00%, 06/22/2028	2,140,233	2,147,167
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	2,171,058	2,159,530
Core & Main LP, First Lien Term Loan, 1M SOFR + 2.25%, 02/09/2031	500,446	501,697
Fastlane Parent Co., Inc., First Lien Term Loan, 1M SOFR + 4.50%, 0.50% Floor, 09/29/2028	1,242,539	1,178,083
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	3,052,449	2,979,083
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	2,891,947	2,850,519
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	3,520,704	3,499,369

	Principal Amount	Value
Trading Companies & Distributors (continued)
Windsor Holdings III LLC, First Lien Term Loan, 6M SOFR + 3.50%, 08/01/2030	$2,086,318	$2,098,805
		17,414,253

Wireless Telecommunication Services - 0.95%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	5,486,205	5,485,354

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $687,219,858)		679,985,992

CORPORATE BONDS - 40.71%
Aerospace & Defense - 1.35%
Bombardier, Inc., 7.450%, 05/01/2034(f)	1,190,000	1,317,107
BWX Technologies, Inc., 4.125%, 04/15/2029(f)	1,250,000	1,202,301
KBR, Inc., 4.750%, 09/30/2028(f)	640,000	612,508
TransDigm, Inc.:
4.625%, 01/15/2029	1,835,000	1,773,611
6.375%, 03/01/2029(f)	1,500,000	1,549,455
4.880%, 05/01/2029	1,350,000	1,315,668
		7,770,650

Automobile Components - 0.27%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	1,130,000	1,076,173
Phinia, Inc., 6.625%, 10/15/2032(f)	475,000	479,268
		1,555,441

Banks - 0.19%
Popular, Inc., 7.250%, 03/13/2028	1,060,000	1,120,080

Beverages - 0.20%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(f)	1,221,000	1,171,937

Broadline Retail - 0.88%
Kohl's Corp., 5.550%, 07/17/2045	250,000	172,205
Nordstrom, Inc., 5.000%, 01/15/2044	340,000	262,672
Rakuten Group, Inc.:
11.250%, 02/15/2027(f)	1,823,000	1,997,128
9.750%, 04/15/2029(f)	2,397,000	2,620,592
		5,052,597

Building Products - 0.29%
Griffon Corp., 5.750%, 03/01/2028	1,704,000	1,684,080

Chemicals - 0.10%
Rayonier AM Products, Inc., 7.625%, 01/15/2026(f)	582,000	574,140

Commercial Services & Supplies - 0.75%
Cimpress PLC, 7.375%, 09/15/2032(f)	144,000	145,346
Deluxe Corp., 8.000%, 06/01/2029(f)	1,210,000	1,148,811
Enviri Corp., 5.750%, 07/31/2027(f)	1,220,000	1,198,616
Pitney Bowes, Inc., 7.250%, 03/15/2029(f)	1,880,000	1,845,324
		4,338,097

Communications Equipment - 0.16%
Viavi Solutions, Inc., 3.750%, 10/01/2029(f)	1,020,000	926,590

Construction & Engineering - 0.73%
AECOM, 5.125%, 03/15/2027	2,320,000	2,331,980
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	819,000	762,087
Tutor Perini Corp., 11.880%, 04/30/2029(f)	1,015,000	1,132,389
		4,226,456

	Principal Amount	Value
Construction Materials - 0.08%
James Hardie International Finance DAC, 5.000%, 01/15/2028(f)	$456,000	$451,197

Consumer Finance - 3.34%
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(f)	1,061,000	1,122,104
Enova International, Inc.:
11.250%, 12/15/2028(f)	1,910,000	2,057,666
9.125%, 08/01/2029(f)	340,000	349,175
FirstCash, Inc.:
4.630%, 09/01/2028(f)	2,915,000	2,816,669
6.875%, 03/01/2032(f)	145,000	149,404
goeasy, Ltd., 7.625%, 07/01/2029(f)	970,000	1,005,883
Navient Corp.:
4.880%, 03/15/2028	1,150,000	1,112,696
5.500%, 03/15/2029	150,000	145,644
9.380%, 07/25/2030	529,000	587,357
11.500%, 03/15/2031	2,135,000	2,441,263
5.625%, 08/01/2033	393,000	349,015
OneMain Finance Corp.:
3.500%, 01/15/2027	700,000	669,621
3.880%, 09/15/2028	210,000	194,955
7.500%, 05/15/2031	217,000	223,565
PRA Group, Inc.:
8.380%, 02/01/2028(f)	780,000	808,030
8.880%, 01/31/2030(f)	2,030,000	2,116,914
PROG Holdings, Inc., 6.000%, 11/15/2029(f)	1,526,000	1,506,732
Synchrony Financial, 7.250%, 02/02/2033	1,545,000	1,606,033
		19,262,726

Containers & Packaging - 0.22%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC:
6.000%, 06/15/2027(f)	500,000	504,054
4.000%, 09/01/2029(f)	30,000	26,806
Graphic Packaging International LLC, 3.500%, 03/15/2028(f)	780,000	744,850
		1,275,710

Diversified Consumer Services - 0.37%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	1,030,000	1,021,162
Carriage Services, Inc., 4.250%, 05/15/2029(f)	1,020,000	945,867
Service Corp. International, 3.375%, 08/15/2030	200,000	181,407
		2,148,436

Diversified REITs - 0.87%
Iron Mountain, Inc.:
5.250%, 07/15/2030(f)	390,000	385,399
4.500%, 02/15/2031(f)	3,663,000	3,477,751
Service Properties Trust:
3.950%, 01/15/2028	589,000	509,953
4.950%, 10/01/2029	91,000	72,369
4.375%, 02/15/2030	500,000	378,935
8.875%, 06/15/2032	200,000	191,213
		5,015,620

Diversified Telecommunication Services - 0.47%
Cogent Communications Group LLC, 7.000%, 06/15/2027(f)	1,597,000	1,626,455
Lumen Technologies, Inc.:
4.500%, 01/15/2029(f)	800,000	548,592
4.125%, 04/15/2029(f)	230,000	194,350
Viasat, Inc., 6.500%, 07/15/2028(f)	430,000	337,814
		2,707,211

Energy Equipment & Services - 0.85%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	503,000	505,897
Enerflex, Ltd., 9.000%, 10/15/2027(f)	1,600,000	1,656,170
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(f)	759,000	814,542

	Principal Amount	Value
Energy Equipment & Services (continued)
Precision Drilling Corp., 6.875%, 01/15/2029(f)	$670,000	$669,150
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(f)	1,200,000	1,236,890
		4,882,649

Entertainment - 0.09%
AMC Entertainment Holdings, Inc., 7.500%, 02/15/2029(f)	650,000	512,370

Financial Services - 1.57%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(f)	950,000	1,023,484
Encore Capital Group, Inc.:
9.250%, 04/01/2029(f)	300,000	323,160
8.500%, 05/15/2030(f)	546,000	575,952
LD Holdings Group LLC, 6.125%, 04/01/2028(f)	1,340,000	1,186,920
Nationstar Mortgage Holdings, Inc.:
5.000%, 02/01/2026(f)	650,000	647,385
6.000%, 01/15/2027(f)	1,848,000	1,849,765
6.500%, 08/01/2029(f)	1,300,000	1,322,962
PennyMac Financial Services, Inc.:
7.875%, 12/15/2029(f)	454,000	484,510
7.125%, 11/15/2030(f)	730,000	756,427
5.750%, 09/15/2031(f)	910,000	892,742
		9,063,307

Food Products - 0.99%
Post Holdings, Inc.:
5.500%, 12/15/2029(f)	520,000	516,659
4.625%, 04/15/2030(f)	4,340,000	4,156,525
TreeHouse Foods, Inc., 4.000%, 09/01/2028	1,100,000	1,019,533
		5,692,717

Gas Utilities - 0.09%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	525,000	489,908

Health Care Equipment & Supplies - 0.73%
Hologic Inc Holx 4 5/8 02/01/28, 4.625%, 02/01/2028(f)	1,360,000	1,335,535
Hologic, Inc., 3.250%, 02/15/2029(f)	390,000	363,686
Teleflex, Inc., 4.250%, 06/01/2028(f)	2,600,000	2,520,463
		4,219,684

Health Care Providers & Services - 1.68%
AdaptHealth LLC, 5.125%, 03/01/2030(f)	904,000	846,896
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(f)	660,000	599,091
6.125%, 04/01/2030(f)	60,000	51,351
4.750%, 02/15/2031(f)	600,000	527,866
10.880%, 01/15/2032(f)	2,548,000	2,811,043
DaVita, Inc., 4.625%, 06/01/2030(f)	2,809,000	2,679,885
Encompass Health Corp.:
4.500%, 02/01/2028	1,458,000	1,432,438
4.625%, 04/01/2031	500,000	479,145
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(f)	60,000	37,428
Pediatrix Medical Group, Inc., 5.375%, 02/15/2030(f)	200,000	193,870
		9,659,013

Health Care REITs - 1.07%
Diversified Healthcare Trust, 4.750%, 02/15/2028	1,584,000	1,435,336
MPT Operating Partnership LP / MPT Finance Corp.:
5.250%, 08/01/2026	636,000	606,248
5.000%, 10/15/2027	3,660,000	3,286,635
4.625%, 08/01/2029	1,019,000	820,660
		6,148,879

	Principal Amount	Value
Hotel & Resort REITs - 0.06%
Pebblebrook Hotel LP / PEB Finance Corp., 6.375%, 10/15/2029(f)	$325,000	$327,428

Hotels, Restaurants & Leisure - 2.28%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(f)	400,000	384,714
4.380%, 01/15/2028(f)	2,000,000	1,945,130
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	412,000	404,258
Hilton Domestic Operating Co., Inc.:
1M US L + 3.75%, 05/01/2029(f)	2,260,000	2,143,818
4.000%, 05/01/2031(f)	950,000	888,946
Lindblad Expeditions Holdings, Inc., 9.000%, 05/15/2028(f)	650,000	680,594
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	1,390,000	1,390,954
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.:
5.625%, 09/01/2029(f)	870,000	651,486
5.875%, 09/01/2031(f)	1,140,000	778,799
Royal Caribbean Cruises, Ltd., 5.500%, 08/31/2026(f)	340,000	343,551
Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028(f)	1,280,000	1,235,657
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(f)	2,000,000	2,002,890
Yum! Brands, Inc., 4.750%, 01/15/2030(f)	320,000	316,547
		13,167,344

Household Durables - 1.63%
Beazer Homes USA, Inc., 7.500%, 03/15/2031(f)	1,000,000	1,038,892
Century Communities, Inc., 3.880%, 08/15/2029(f)	1,259,000	1,181,106
Dream Finders Homes, Inc., 8.250%, 08/15/2028(f)	219,000	231,628
Forestar Group, Inc., 3.850%, 05/15/2026(f)	600,000	587,148
LGI Homes, Inc., 8.750%, 12/15/2028(f)	534,000	572,203
M/I Homes, Inc., 3.950%, 02/15/2030	707,000	664,469
Taylor Morrison Communities, Inc.:
5.875%, 06/15/2027(f)	870,000	888,849
5.750%, 01/15/2028(f)	500,000	509,173
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	2,290,000	2,137,893
3.880%, 10/15/2031(f)	230,000	205,262
TopBuild Corp., 3.630%, 03/15/2029(f)	1,470,000	1,372,065
		9,388,688

Household Products - 0.09%
Energizer Holdings, Inc., 4.750%, 06/15/2028(f)	513,000	498,282

Industrial Conglomerates - 0.20%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
9.750%, 01/15/2029(f)	290,000	301,229
9.000%, 06/15/2030(f)	831,000	838,741
		1,139,970

Interactive Media & Services - 0.15%
ANGI Group LLC, 3.875%, 08/15/2028(f)	260,000	238,647
Match Group Holdings II LLC, 4.625%, 06/01/2028(f)	650,000	632,521
		871,168

IT Services - 0.85%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%,11/01/2029(f)	870,000	838,972
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(f)	1,060,000	995,484
Sabre GLBL, Inc.:
8.630%, 06/01/2027(f)	1,465,000	1,442,108
11.250%, 12/15/2027(f)	1,540,000	1,598,952
		4,875,516

Machinery - 0.80%
Allison Transmission, Inc.:
4.750%, 10/01/2027(f)	650,000	640,062
3.750%, 01/30/2031(f)	1,690,000	1,537,798

	Principal Amount	Value
Machinery (continued)
Crane NXT Co., 4.200%, 03/15/2048	$100,000	$68,854
Mueller Water Products, Inc., 4.000%, 06/15/2029(f)	1,150,000	1,097,946
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	465,000	456,628
TEREX CORP TEX 6 1/4 10/15/32, 6.250%, 10/15/2032	733,000	740,330
Wabash National Corp., 4.500%, 10/15/2028(f)	50,000	45,868
		4,587,486

Marine Transportation - 0.08%
Danaos Corp., 8.500%, 03/01/2028(f)	450,000	463,612

Media - 3.32%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(f)	1,584,000	1,505,163
AMC Networks, Inc., 4.250%, 02/15/2029	946,000	685,055
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(f)	530,000	522,027
5.375%, 06/01/2029(f)	650,000	626,914
4.750%, 03/01/2030(f)	1,025,000	943,601
4.500%, 08/15/2030(f)	120,000	108,865
4.250%, 02/01/2031(f)	1,580,000	1,394,160
4.750%, 02/01/2032(f)	250,000	220,534
4.500%, 05/01/2032	190,000	164,431
4.250%, 01/15/2034(f)	880,000	722,608
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	3,346,000	2,996,858
7.500%, 06/01/2029(f)	319,000	275,018
CSC Holdings LLC:
7.500%, 04/01/2028(f)	110,000	73,622
11.250%, 05/15/2028(f)	955,000	922,661
11.750%, 01/31/2029(f)	1,130,000	1,092,954
5.750%, 01/15/2030(f)	200,000	103,702
Gray Television, Inc.:
4.750%, 10/15/2030(f)	1,278,000	814,158
5.375%, 11/15/2031(f)	835,000	522,844
Lamar Media Corp., 3.750%, 02/15/2028	358,000	343,703
Nexstar Media, Inc.:
5.625%, 07/15/2027(f)	4,358,000	4,319,876
4.750%, 11/01/2028(f)	350,000	334,679
Sinclair Television Group, Inc.:
5.500%, 03/01/2030(f)	442,000	320,726
4.125%, 12/01/2030(f)	170,000	133,238
		19,147,397

Metals & Mining - 1.14%
Coeur Mining, Inc., 5.130%, 02/15/2029(f)	740,000	719,331
Commercial Metals Co., 4.125%, 01/15/2030	250,000	237,616
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	1,280,000	1,278,867
Hudbay Minerals, Inc., 4.500%, 04/01/2026(f)	1,000,000	989,993
Iamgold Corp, 5.750%, 10/15/2028(f)	1,150,000	1,141,187
New Gold, Inc., 7.500%, 07/15/2027(f)	650,000	663,458
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	795,000	721,638
Taseko Mines, Ltd., 8.250%, 05/01/2030(f)	801,000	841,632
		6,593,722

Mortgage Real Estate Investment - 1.37%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	1,290,000	1,155,824
LD Holdings Group LLC, 8.750%, 11/01/2027(f)	140,000	135,990
Rithm Capital Corp., 8.000%, 04/01/2029(f)	2,670,000	2,704,154
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	3,492,000	3,374,850
4.380%, 01/15/2027(f)	540,000	526,694
		7,897,512

Office REITs - 0.25%
Brandywine Operating Partnership LP, 8.875%, 04/12/2029	740,000	818,564

	Principal Amount	Value
Office REITs (continued)
Hudson Pacific Properties LP:
5.950%, 02/15/2028	$120,000	$110,202
3.250%, 01/15/2030	190,000	144,224
Vornado Realty LP, 3.400%, 06/01/2031	400,000	345,066
		1,418,056

Oil, Gas & Consumable Fuels - 6.96%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 8.630%,06/15/2029(f)	1,020,000	1,084,767
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(f)	1,349,000	1,352,132
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	400,000	388,479
California Resources Corp., 8.250%, 06/15/2029(f)	2,303,000	2,348,688
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(f)	1,662,000	1,634,909
CNX Resources Corp.:
6.000%, 01/15/2029(f)	3,275,000	3,295,341
7.250%, 03/01/2032(f)	378,000	397,272
Comstock Resources, Inc.:
6.750%, 03/01/2029(f)	550,000	535,730
6.750%, 03/01/2029(f)	1,520,000	1,485,209
CVR Energy, Inc., 8.500%, 01/15/2029(f)	650,000	657,587
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(f)	2,174,000	2,178,204
8.630%, 03/15/2029(f)	1,564,000	1,646,792
DT Midstream, Inc.:
4.125%, 06/15/2029(f)	2,596,000	2,485,103
4.375%, 06/15/2031(f)	850,000	805,242
Energean PLC, 6.500%, 04/30/2027(f)	300,000	296,766
EnQuest PLC, 11.630%, 11/01/2027(f)	220,000	223,324
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	4,275,000	4,232,740
4.250%, 02/15/2030(f)	470,000	449,098
Karoon USA Finance, Inc., 10.500%, 05/14/2029(f)	890,000	915,242
Murphy Oil USA, Inc., 3.750%, 02/15/2031(f)	3,530,000	3,184,772
New Fortress Energy, Inc., 6.500%, 09/30/2026(f)	1,467,000	1,234,029
NGL Energy Operating LLC / NGL Energy Finance Corp., 8.130%, 02/15/2029(f)	350,000	359,150
Northern Oil & Gas, Inc.:
8.130%, 03/01/2028(f)	1,000,000	1,008,084
8.750%, 06/15/2031(f)	289,000	301,503
SM Energy Co.:
6.500%, 07/15/2028	1,400,000	1,399,910
7.000%, 08/01/2032(f)	458,000	460,084
Summit Midstream Holdings LLC, 8.625%, 10/31/2029(f)	1,340,000	1,402,721
Sunoco LP, 7.000%, 05/01/2029(f)	3,155,000	3,298,923
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	665,000	639,856
W&T Offshore, Inc., 11.750%, 02/01/2026(f)	400,000	408,117
		40,109,774

Paper & Forest Products - 0.03%
Mercer International, Inc., 5.125%, 02/01/2029	190,000	162,295

Passenger Airlines - 0.27%
American Airlines, Inc., 7.250%, 02/15/2028(f)	225,000	230,516
JetBlue Airways Corp. / JetBlue Loyalty LP, 9.875%, 09/20/2031(f)	1,280,000	1,349,491
		1,580,007

Personal Care Products - 0.30%
Edgewell Personal Care Co., 5.500%, 06/01/2028(f)	1,100,000	1,094,579
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(f)	960,000	608,813
		1,703,392

Real Estate Management & Development - 0.98%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	1,720,000	1,436,597
Howard Hughes Corp., 4.125%, 02/01/2029(f)	1,750,000	1,633,918

	Principal Amount	Value
Real Estate Management & Development (continued)
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	$450,000	$416,945
4.750%, 02/01/2030	260,000	236,011
Landsea Homes Corp., 8.880%, 04/01/2029(f)	760,000	802,236
Newmark Group, Inc., 7.500%, 01/12/2029	1,018,000	1,100,610
		5,626,317

Semiconductors & Semiconductor Equipment - 0.15%
AMS-OSRAM AG, 12.250%, 03/30/2029(f)	800,000	851,570

Software - 0.97%
Dye & Durham, Ltd., 8.625%, 04/15/2029(f)	1,000,000	1,058,759
Fair Isaac Corp., 4.000%, 06/15/2028(f)	3,370,000	3,263,656
PTC, Inc., 4.000%, 02/15/2028(f)	1,280,000	1,242,816
		5,565,231

Specialized REITs - 0.42%
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	2,760,000	2,399,301

Specialty Retail - 0.60%
Foot Locker, Inc., 4.000%, 10/01/2029(f)	1,020,000	888,014
Group 1 Automotive, Inc.:
4.000%, 08/15/2028(f)	900,000	859,425
6.375%, 01/15/2030(f)	291,000	296,350
Upbound Group, Inc., 6.375%, 02/15/2029(f)	79,000	76,564
Victoria's Secret & Co., 4.625%, 07/15/2029(f)	1,541,000	1,362,548
		3,482,901

Technology Hardware, Storage & Peripherals - 0.33%
Seagate HDD Cayman, 4.875%, 06/01/2027	1,032,000	1,027,413
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	1,056,000	902,626
		1,930,039

Textiles, Apparel & Luxury Goods - 0.14%
Wolverine World Wide, Inc., 4.000%, 08/15/2029(f)	930,000	821,658

TOTAL CORPORATE BONDS
(Cost $228,034,291)		234,558,161

	Shares	Value
COMMON STOCK - 0.53%
Energy Equipment & Services - 0.21%
Brock Holdings III Inc.(b)	164,832	–
Total Safety Holdings, LLC(b)(g)	2,951	1,106,625
Utex Industries Holdings, LLC(g)	3,182	127,280
		1,233,905

Health Care Equipment & Supplies - 0.17%
Carestream Health Holdings Inc(g)	242,545	970,180

Health Care Providers & Services - 0.15%
Envision Healthcare Corp. Equity(g)	79,338	842,966

TOTAL COMMON STOCK
(Cost $13,722,925)		3,047,051

	Shares	Value
WARRANTS - 0.00%(h)
Energy Equipment & Services - 0.00%(h)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 7.75%
Open-end Investment Companies - 7.75%
Fidelity Treasury Portfolio (4.85% 7-Day Yield)	44,659,110	44,659,110

TOTAL SHORT TERM INVESTMENTS
(Cost $44,659,110)		44,659,110

Total Investments- 167.02%
(Cost $973,636,183)		962,253,496

Liabilities in Excess of Other Assets - (8.09)%		(46,585,838)

Mandatory Redeemable Preferred Shares - (7.91)% (liquidation preference plus distributions payable on term preferred shares)		(45,552,750)

Leverage Facility - (51.03)%		(294,000,000)

Net Assets - 100.00%		$576,114,908

Amounts above are shown as a percentage of net assets as of September 30, 2024.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2024 was 4.96%

3M US L - 3 Month LIBOR as of September 30, 2024 was 4.85%

6M US L - 6 Month LIBOR as of September 30, 2024 was 4.68%

1M US SOFR - 1 Month SOFR as of September 30, 2024 was 4.85%

3M US SOFR - 3 Month SOFR as of September 30, 2024 was 4.59%

6M US SOFR - 6 Month SOFR as of September 30, 2024 was 4.25%

PRIME - US Prime Rate as of September 30, 2024 was 8.00%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of September 30, 2024. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2024, the Fund has unfunded delayed draw loans in the amount of $786,483. Fair value of these unfunded delayed draws was $785,388. Additional information is provided in Note 4 General Commitments and Contingencies.
(e)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $198,391,662, which represented approximately 34.44% of net assets as of September 30, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB”, the “Fund” is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution, a majority of BGB’s Board of Trustees (the “Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGB as of September 25, 2015 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Senior loans, secured loans and Senior Secured Loans (collectively “Loans”) are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of September 30, 2024.

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building Products	$–	$13,030,099	$2,480,284	$15,510,383
Commercial Services & Supplies	–	25,607,564	2,083,705	27,691,269
Diversified Consumer Services	–	13,668,869	13,535	13,682,404
Electronic Equipment, Instruments & Components	–	11,136,543	639,312	11,775,855
Interactive Media & Services	–	3,970,864	1,855,813	5,826,677
IT Services	–	25,324,944	4,267,566	29,592,510
Machinery	–	24,406,985	1,460,101	25,867,086
Mortgage Real Estate Investment	–	930,115	938,229	1,868,344
Professional Services	–	52,339,430	3,830,039	56,169,469
Real Estate Management & Development	–	735,555	3,117,532	3,853,087
Software	–	90,502,857	2,869,693	93,372,550
Other	–	394,776,358	–	394,776,358
Corporate Bonds	–	234,558,161	–	234,558,161
Common Stock
Energy Equipment & Services	–	127,280	1,106,625	1,233,905
Health Care Equipment & Supplies	–	970,180	–	970,180
Health Care Providers & Services	–	842,966	–	842,966
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	44,659,110	–	–	44,659,110
Total	$44,659,110	$892,928,770	$24,665,616	$962,253,496

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	18	–	18
Total	–	18	–	18

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2024, the Fund's outstanding borrowings of $294,000,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BGB has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$21,296,184	$1,780,998	$3,182	$2,034	$23,082,398
Accrued discount/ premium	12,719	–	–	–	12,719
Realized Gain/(Loss)	73,928	–	–	–	73,928
Change in Unrealized Appreciation/(Depreciation)	1,281,378	168,593	–	–	1,449,971
Purchases(1)	23,768,198	–	–	–	23,768,198
Sales Proceeds(2)	(23,331,249)	–	–	–	(23,331,249)
Transfer into Level 3	3,953,053	–	–	–	3,953,053
Transfer out of Level 3	(3,498,402)	(842,966)	–	(2,034)	(4,343,402)
Balance as of September 30, 2024	$23,555,809	$1,106,625	$3,182	$–	$24,665,616
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2024	$1,273,283	$–	$–	$–	$1,273,283

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2024:

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$23,555,809	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	–	Performance Multiple Methodology	EBITDA Multiple	7.38x
	1,106,625	Third-party vendor pricing service	Broker quotes	N/A
Warrants	3,182	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes, and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions). At September 30, 2024, 99.94% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior Secured Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below), plus a premium or credit spread

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Fund’s performance for the continued transition away from LIBOR. The Fund and the Fund’s portfolio companies and/or obligors may need to amend or restructure the Fund’s existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2024, BGB had invested $19,336,208 in second lien secured loans. Second lien secured loans are considered Senior Secured Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2024, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation / (Depreciation)
Action Environmental Group, Inc., First Lien Term Loan	$398,160	$399,653	$1,493
Ryan LLC., First Lien Term Loan	147,302	145,890	(1,412)
Groundworks LLC., First Lien Term Loan	226,555	225,351	(126)
Epicor Software Corp., First Lien Term Loan	14,466	14,494	63
Total	$786,483	$785,388	$18

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended September 30, 2024, BGB recorded a net decrease in unrealized appreciation on unfunded loan commitments totaling $5,840.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) set to terminate in 2025,originally dated December 21, 2012, as amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $300 million, with $105 million for tranche A loans (“BGB Tranche A Loans”) and $195 million for tranche B loans (“BGB Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGB Tranche A Loans and BGB Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2024, BGB had borrowings outstanding under its Leverage Facility of $294,000,000, at an interest rate of 6.44%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2024, the average borrowings under BGB's Leverage Facility and the weighted average interest rate were $291,798,540 and 6.50%, respectively. During the period ended September 30, 2024, the Fund incurred $8,461 for commitment fees on undrawn amounts.

On July 27, 2016, BGB issued 45,000 7-year mandatory redeemable preferred shares (the “Series A MRPS”) with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the Series A MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s Series A MRPS would have increased if the credit rating for the Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB redeemed all of its outstanding Series A MRPS at liquidation value in the amount of $45,000,000. Prior to redemption, BGB made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS” and together with the Series A MRPS, the “MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027 and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund's Series B MRPS will increase if the Fund's credit rating is downgraded below "A" by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at September 30, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

Under the Agreement and the governing documents of the Series B MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2024, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BGB did not use leverage because the fees paid are calculated on the basis of BGB’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2024, BGB’s leverage represented 37.04% of the Fund’s Managed Assets. The leverage amounts in BGB include 4.92% of Managed Assets attributable to the “Series B” MRPS.